UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2011

ALIGN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-32259	94-3267295
(Commission File Number)	(IRS Employer Identification No.)

2560 Orchard Parkway, San Jose, California	95131
(Address of Principal Executive Offices)	(Zip Code)

(408) 470-1000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 2, 2011, Align Technology, Inc. (the “Company”) filed a Current Report on Form 8-K to report the completion of the acquisition of Cadent Holdings, Inc. (“Cadent”), pursuant to the Agreement and Plan of Merger dated March 29, 2011. This Form 8-K/A is being filed to provide Cadent’s audited consolidated financial statements as of December 31, 2010 and December 31, 2009, as required by Item 9.01(a) of Form 8-K, and the unaudited pro forma condensed consolidated financial information related to the transaction, as required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Cadent for the years ended December 31, 2010 and December 31, 2009.

(b)	Pro Forma Financial Information.

The required pro forma financial information as of and for the year ended December 31, 2010 is attached hereto as Exhibit 99.2 and is incorporated by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited consolidated financial statements of Cadent as of and for the years ended December 31, 2010 and December 31, 2009

99.2	Pro forma financial information as of and for the year ended December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2011	ALIGN TECHNOLOGY, INC.

	By:	/s/ KENNETH B. AROLA
Kenneth B. Arola Vice President Finance & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited consolidated financial statements of Cadent as of and for the years ended December 31, 2010 and December 31, 2009

99.2	Pro forma financial information as of and for the year ended December 31, 2010

4